Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Casey Cordes, certify that:

1.	I am the Chief Executive Officer of Apptigo International, Inc. (the “Issuer”).

2.	Attached to this certification is the Report on Form 10-Q/A for the quarter ended March 31, 2014 (the “Report”) filed by the Issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), which contains financial statements.

3	I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

●	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

●	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: October 19, 2015	/s/ Casey Cordes
Casey Cordes
Chief Executive Officer
(Principal Executive Officer)